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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2013

START SCIENTIFIC, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52227	20-4910418
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

6 Champion Trail San Antonio, Texas	78258
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 210-257-8708

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

On August 7, 2013, the Company entered into an agreement to acquire two separate working interests (collectively, the “Working Interests”) in certain oil and gas leases in Matagorda County, Texas. The consideration granted by the Company in exchange for the Working Interests consisted of one hundred and fifty thousand ($150,000) dollars.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Oil and Gas Lease by and between the city of Palacios, a municipal corporation located in Matagorda County, Texas and Start Scientific, Inc. dated August 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Start Scientific, Inc.

Date: August 8, 2013	By:	/s/ S. Arne D. Greaves
S. Arne D. Greaves Chief Executive Officer